UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2007
US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478

(Address of principal executive offices)	(Zip Code)
(281) 504-8000

(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
     On November 13, 2007, US Dataworks, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (each, a “Buyer” and collectively, the “Buyers”), pursuant to which the Company issued senior secured convertible notes for an aggregate of $4,000,000 (the “Notes”) and warrants to purchase an aggregate of 4,651,162 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) (the “Private Placement”). The Notes bear an interest rate of 9.81% per annum, which is equal to LIBOR plus 5% re-calculated as of the first day of each calendar quarter. The interest is payable in arrears each quarter, with the first payment due January 15, 2008. At any time, at the option of the Buyer, any outstanding principal amounts and accrued interest may be converted into shares of Common Stock at a conversion price of $0.43 per share (the “Conversion Price”), which is equal to 110% of the dollar volume-weighted average price for the Common Stock on November 12, 2007, subject to anti-dilution provisions; provided, however, the Buyer may not beneficially own more than 4.99% (the “Maximum Percentage”) of outstanding shares of Common Stock following such conversion. At any time, the Buyer may decrease or increase this Maximum Percentage to any percentage not to exceed 9.99%. The Buyers also have certain redemption rights in the event of default or a change of control of the Company. In addition, on each of the 9 month and 18 month anniversary of the closing, the Buyers may request that the Company redeem a portion of the Notes. The Notes have a maturity date of November 13, 2010. The Notes are secured by the Security Agreement, dated November 13, 2007, by and between the Company and the Buyers (the “Security Agreement”), pursuant to which the Company granted the Buyers a security interest in all its personal property, whether now owned or hereafter acquired, including but not limited to, all accounts, copyrights, trademarks, licenses, equipment and all proceeds as from such collateral.
     The Buyers also entered into a Put Agreement (the “Put Agreement”) with Charles E. Ramey, the Company’s Chief Executive Officer, and John L. Nicholson, M.D., a member of the Company’s Board of Directors (collectively, the “Guarantors”). Pursuant to the Put Agreement, following August 13, 2008, under certain circumstances the Investors may require one or more of the Guarantors to purchase all or a portion of the Note, including any accrued interest or late charges. In exchange for entering into the Put Agreement, the Company has agreed to pay the Guarantors a fee equal to (i) two percent (2%) of the Note principal balance for the first six months of the Note’s term; (ii) two percent (2%) of the Note principal balance for the next twelve months of the Note’s term; and, (iii) two percent (2%) of the Note principal balance for the remaining eighteen months of the Note’s term, pursuant to that certain Put Fee Agreement, dated November 13, 2007. The Audit Committee of the Board of Directors of the Company has reviewed the Put Fee Agreement and engaged in a discussion regarding this agreement, and has approved the Put Fee Agreement.
     The Warrants may be exercised for an aggregate of 4,651,162 shares of Common Stock at exercise price of $0.43 per share (the “Exercise Price”), which is equal to 110% of the dollar volume-weighted average price for the Common Stock on November 12, 2007, subject to anti-dilution provisions; provided, however, the Investor may not beneficially own more than the Maximum Percentage following such exercise. The Warrant may be exercised at any time until 11:59 p.m., New York time on November 13, 2012. The Company is obligated to reserve for issuance upon conversion of the Notes and exercise of the Warrants shares of Common Stock equal to at least 130% of the Conversion Shares and Warrant Shares.
     In connection with the Private Placement, the Company entered into a Registration Rights Agreement, dated November 13, 2007, between the Company and the Buyers, pursuant to which the Company is obligated to file a registration statement within 30 days of the closing registering for resale the Conversion Shares and Warrant Shares. In the event the Company is unable to register all of the

Conversion Shares and Warrant Shares, it is obligated to file additional registration statements in order to register all Conversion Shares and Warrant Shares. The Company is obligated to maintain these registration statements until earlier of (1) all the Conversion Shares and Warrant Shares are saleable under Rule 144 with out restrictions or (2) all the Conversion Shares and Warrant Shares have been sold under the registration statements.
     The Company intends to seek stockholder approval of the Private Placement and the related agreements. In connection therewith, certain stockholders of the Company have agreed to vote their respective shares in favor of the transaction, including Charles E. Ramey. These stockholders currently represent approximately 7% of the outstanding shares of Common Stock.
     In connection with the Private Placement, on November 13, 2007, the Company and American Stock Transfer & Trust, as Rights Agent, executed Amendment No. 2 to Rights Agreement, which amended the definition of an Acquiring Person as defined in that certain Rights Agreement dated July 24, 2003 (as amended from time to time, the “Rights Agreement”). The Rights Agreement, and Amendment No. 2 thereto, are attached hereto as Exhibits 4.1 and 4.2, and are incorporated herein by reference. The definition of Acquiring Person was amended to permit the issuance of the Conversion Shares and Warrant Shares to the Investors without triggering the occurrence of a “Distribution Date” (as defined in the Rights Agreement).
Cautionary Note Regarding Forward-Looking Statements
     Except for the historical information contained herein, the matters set forth in this Current Report, including the Company’s intention to solicit the approval of its stockholders, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date hereof and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include a determination not to solicit stockholder vote, and the risks detailed from time to time in the Company’s SEC reports, including its quarterly report on Form 10-QSB for the period ended June 30, 2007. The Company disclaims any intent or obligation to update or revise these forward looking statements.
Item 2.02.  Results of Operations and Financial Condition
     The information in this Item 2.02 of the Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of the Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On November 14, 2007, the Company issued a press release regarding its financial results for its second fiscal quarter ended September 30, 2007. The full text of the Company’s press release is furnished herewith as Exhibit 99.2.
Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02.  Unregistered Sales of Equity Securities.
     On November 13, 2007, under the terms of the Purchase Agreement described in Item 1.01, the Company issued the Notes and Warrant, which may be converted or exercised for 9,302,325 shares and 4,651,162 shares of its Common Stock, respectively. The additional information required to be disclosed under this Item 3.02 is set for above under Item 1.01. These securities were issued to two accredited investors and in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D as promulgated under thereunder.
Item 9.01. Financial Statements and Exhibits.
     (d)  Exhibits.

Exhibit
Number	Description

4.1	Rights Agreement, dated July 24, 2003, by and between the Registrant and Corporate Stock Transfer (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on July 25, 2003).

4.2	Amendment No. 2 to Rights Agreement, dated November 13, 2007, by and between the Registrant and American Stock Transfer & Trust.

99.1	Press release dated November 14, 2007.

99.2	Press release dated November 14, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: November 14, 2007

US DATAWORKS, INC.
By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Rights Agreement, dated July 24, 2003, by and between the Registrant and Corporate Stock Transfer (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on July 25, 2003).

4.2	Amendment No. 2 to Rights Agreement dated November 13, 2007, by and between the Registrant and American Stock Transfer & Trust.

99.1	Press release date November 14, 2007.

99.2	Press release dated November 14, 2007.